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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                AMENDMENT NO. 1
                                      TO
                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 31, 2000


                             COVALENT GROUP, INC.
                             --------------------
                (Exact name of issuer as specified in charter)


           Nevada                   0-21145                 56-1668867
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
    of Incorporation or              file                 Identification
       Organization)                number)                   Number)


                        One Glenhardie Corporate Center
                              1275 Drummers Lane
                                   Suite 100
                           Wayne, Pennsylvania 19087
                   (Address of principal executive offices)


                                (610) 975-9533
             (Registrant's telephone number, including area code)
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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT

     On October 31, 2000, Covalent Group, Inc. (the "Company") replaced Arthur Andersen LLP ("Andersen"), its independent public accountants, with Deloitte & Touche, LLP ("Deloitte") in accordance with a resolution of the Company's board of directors. Andersen previously audited the Company's financial statements for the years ended December 31, 1997 through December 31, 1999.

     The reports of Andersen on the Company's financial statements for the years ended December 31, 1997 through December 31, 1999, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the same period, and for the subsequent interim period through October 31, 2000, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     Pursuant to Item 304(a)(3) of Regulation S-B, the Company has requested Andersen to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is filed as an Exhibit to this Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS


     Exhibit

     16       Letter from Andersen to the Company dated November 16, 2000.


                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.



Date: November 16, 2000                    Covalent Group, Inc.

                                           /s/ Kenneth M. Borow, M.D.
                                         ---------------------------------------
                                           Kenneth M. Borow, M.D.
                                           Chief Executive Officer and President
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                                 EXHIBIT INDEX


Exhibit
  No.                             Description
-------                           -----------

16         Letter from Andersen to the Company dated November 16, 2000.